UNITED
                    RETIREMENT
                    SHARES,
                    INC.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended June 30, 1999

MANAGER'S LETTER
JUNE 30, 1999

Dear Shareholder:


This report relates to the operation of United Retirement Shares, Inc. for the fiscal year ended June 30, 1999. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

During the Fund's first fiscal quarter, investors rushed to the safety of U.S. Government bonds as the economic and political turmoil in Asia that began in the fall of 1997 permeated international capital markets. The effects of this global crisis in Latin America and Russia prompted the Federal Reserve to lower interest rates in the fall of 1998 and coordinate the bailout of a large hedge fund in an effort to stabilize the economic outlook. The first two quarters of 1999 produced some strong economic results which were favorably received by the stock market, but which resulted in rising interest rates.

As the fiscal year began, the Fund had a large position in bonds - with over a third of its assets in fixed income instruments. Holdings in companies that had a large exposure to Latin America and Asia were pared back last fall. Anticipating a rise in interest rates, we reduced our exposure to the fixed income market from a weighting of roughly 28% at the end of the first calendar quarter to approximately 14% at the end of the fiscal year. The rise in interest rates and concerns over a Y2K-induced slowdown in the technology sector produced an opportunity to sharply increase our exposure to that sector at attractive prices. Moreover, pharmaceutical companies suffered a correction during the quarter, allowing us to increase our exposure to the health care sector which should be a major beneficiary of the aging of baby boomers. We also increased the Fund's exposure to the energy sector to take advantage of rising energy prices.

The strategies and techniques we applied resulted in the Fund's performance for the fiscal year remaining below that of the equity and mutual fund indexes and above that of the fixed income index charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Growth & Income Fund Universe Average). Multiple indexes are presented because the Fund invests in both stocks and bonds. The Fund's performance relative to the S&P 500 Index was negatively impacted by exposure to bonds.

The higher interest rates witnessed at the close of the fiscal year should dampen housing activity, refinancing activity and consumer spending. Consequently, we expect the economy to slow somewhat and we anticipate increasing our exposure to the fixed income market. We will continue to monitor the potential for a slowdown in technology spending as it relates to Y2K issues.


Thank you very much for your continued support and confidence in our organization.

Respectfully,


Charles W. Hooper, Jr.
Manager, United Retirement Shares, Inc.


               The Year 2000 information contained in this letter is being designated as a Year 2000 readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                UNITED RETIREMENT SHARES, INC., CLASS A SHARES,
                               THE S&P 500 INDEX,
       THE SALOMON BROTHERS TREASURY/GOVERNMENT SPONSORED/CORPORATE INDEX
              AND THE LIPPER GROWTH & INCOME FUND UNIVERSE AVERAGE

                                     Salomon
                                    Brothers   Lipper
                                   Treasury/ Growth &
                      United       Government  Income
                      RetirementS & PSponsored/  Fund
                      Shares,   500Corporate Universe
                      Inc.    Index    Index  Average
                      ------------------------------------
     06/30/89  Purchase  9,42510,000  10,000   10,000
     06/30/90       10,656   11,649   10,697   11,043
     06/30/91       11,196   12,511   11,806   11,749
     06/30/92       13,203   14,189   13,488   13,249
     06/30/93       14,980   16,123   15,264   15,151
     06/30/94       15,734   16,349   15,063   15,441
     06/30/95       18,106   20,612   16,978   18,486
     06/30/96       20,809   25,971   17,764   22,610
     06/30/97       24,286   34,972   19,152   28,889
     06/30/98       27,795   45,536   21,325   35,535
     06/30/99       31,337   55,879   21,893   40,703

==== United Retirement Shares, Inc., Class A Shares* -- $31,337
++++ S & P 500 Index  -- $55,879
****      Salomon Brothers Treasury/Government Sponsored/ Corporate Index --
$21,893
------         Lipper Growth & Income Fund Universe Average -- $40,703


*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   6/30/99          6.27%      13.11%
5 Years Ended
   6/30/99          13.42%     N/A
10 Years Ended
   6/30/99          12.10%     N/A
Life of
   Class Y +++      N/A        13.89%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 2/27/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 6/30/99.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
---------
UNITED RETIREMENT SHARES, INC.

PORTFOLIO STRATEGY:
Common stocks believed to  OBJECTIVE:   Highest long-term total
have the potential for:                 return as is, in the
  Long-term appreciation                opinion of management,
  Stability                             consistent with the
  Income                                reasonable safety of capital.

Maximum 10% foreign         STRATEGY:   Invests primarily in
securities                              common stocks, preferred
                                        stocks or debt securities
Debt securities                         in such proportions that
                                        management believes are
Cash reserves                           most likely to achieve
                                        the Fund's objective.

                             FOUNDED:   1972

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

                 PER SHARE DATA
For the Fiscal Year Ended June 30, 1999
---------------------------------------

DIVIDENDS PAID                $0.18
                              =====

CAPITAL GAINS DISTRIBUTION    $0.37
                              =====

NET ASSET VALUE ON
  06/30/99 $9.84 adjusted to:$10.21(A)
  06/30/98                     9.28
                              -----
CHANGE PER SHARE              $0.93
                              =====

(A)This number includes the capital gains distribution of $0.37 paid in December 1998 added to the actual net asset value on June 30, 1999.

Past performance is not necessarily an indication of future results.


TOTAL RETURN HISTORY

                                  Average Annual Total Return
                                  ---------------------------
                                      With         Without
Period                            Sales Load*    Sales Load**
------                            -----------    ------------
1-year period ended 6-30-99            6.27%         12.75%
5-year period ended 6-30-99           13.42%         14.77%
10-year period ended 6-30-99          12.10%         12.77%

 *Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

**Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On June 30, 1999, United Retirement Shares, Inc. had net assets totaling $893,335,576 invested in a diversified portfolio of:

   83.76% Common Stocks
   10.80% U.S. Government Securities
    2.81% Corporate Bonds
    2.28% Cash and Cash Equivalents
    0.35% Other Government Security



As a shareholder of United Retirement Shares, Inc. for every $100 you had invested on June 30, 1999, your Fund owned:

 $38.59  Manufacturing Stocks
  16.55  Services Stocks
  10.90  Finance, Insurance and Real Estate Stocks
  10.80  U.S. Government Securities
   6.59  Transportation, Communication, Electric
           and Sanitary Services Stocks
   5.05  Wholesale and Retail Trade Stocks
   4.32  Mining Stocks
   2.81  Corporate Bonds
   2.28  Cash and Cash Equivalents
   1.76  Miscellaneous Stocks
   0.35  Other Government Security

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1999

                                              Shares        Value

COMMON STOCKS
Apparel and Other Textile Products - 1.03%
 Tommy Hilfiger Corporation*  ............   125,000 $  9,187,500

Building Materials and Garden Supplies - 0.95%
 Lowe's Companies, Inc.  .................   150,000    8,503,125

Business Services - 14.90%
 America Online, Inc.*  ..................    90,000    9,945,000
 BMC Software, Inc.*  ....................   150,000    8,095,313
 Citrix Systems, Inc.*  ..................   125,000    7,042,969
 Computer Sciences Corporation*  .........   125,000    8,648,438
 Compuware Corporation*  .................   275,000    8,739,844
 Electronic Data Systems Corporation  ....   125,000    7,070,312
 Microsoft Corporation*  .................   200,000   18,025,000
 Oracle Corporation*  ....................   200,000    7,425,000
 Parametric Technology Corporation*  .....   500,000    6,953,125
 SunGard Data Systems, Inc.*  ............   200,000    6,900,000
 Teradyne, Inc.*  ........................   150,000   10,762,500
 USWeb Corporation*  .....................   300,000    6,665,625
 Veritas Software Corp.*  ................   100,000    9,496,875
 Wind River Systems, Inc.*  ..............   300,000    4,809,375
 Young & Rubicam Inc.  ...................   275,000   12,495,312
   Total .................................            133,074,688

Chemicals and Allied Products - 11.28%
 Abbott Laboratories  ....................   200,000    9,100,000
 Biogen, Inc.*  ..........................   120,000    7,721,250
 Forest Laboratories, Inc.*  .............   150,000    6,937,500
 Lilly (Eli) and Company  ................   150,000   10,743,750
 Merck & Co., Inc.  ......................   175,000   12,950,000
 Pfizer Inc.  ............................    80,000    8,780,000
 Pharmacia & Upjohn, Inc.  ...............   175,000    9,942,187
 Schering-Plough Corporation  ............   225,000   11,925,000
 SmithKline Beecham plc, ADR  ............   160,000   11,100,000
 Warner-Lambert Company  .................   175,000   11,560,938
   Total .................................            100,760,625

Communication - 4.70%
 AT&T Corporation  .......................   175,000    9,767,188
 Comcast Corporation, Class A  ...........   200,000    7,687,500
 SBC Communications Inc.  ................   250,000   14,500,000
 USA Networks, Inc.*  ....................   250,000   10,023,437
   Total .................................             41,978,125

Depository Institutions - 2.29%
 Bank of America Corporation  ............   150,000   10,996,875
 Citigroup Inc.  .........................   200,000    9,500,000
   Total .................................             20,496,875

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Eating and Drinking Places - 1.72%
 McDonald's Corporation  .................   200,000 $  8,262,500
 Wendy's International, Inc.  ............   250,000    7,078,125
   Total .................................             15,340,625

Electronic and Other Electric Equipment - 10.82%
 ADC Telecommunications, Inc.*  ..........   200,000    9,106,250
 Analog Devices, Inc.*  ..................   250,000   12,546,875
 General Electric Company  ...............   140,000   15,820,000
 General Instrument Corporation*  ........   175,000    7,437,500
 Intel Corporation  ......................   300,000   17,840,625
 Micron Technology, Inc.*  ...............   200,000    8,062,500
 Nokia Corporation, Series A, ADR  .......   140,000   12,818,750
 Texas Instruments Incorporated  .........    90,000   13,050,000
   Total .................................             96,682,500

Food and Kindred Products - 3.53%
 Pepsi Bottling Group, Inc.  .............   500,000   11,531,250
 Ralston-Ralston Purina Group  ...........   325,000    9,892,187
 Seagram Company Ltd. (The)  .............   200,000   10,075,000
   Total .................................             31,498,437

General Merchandise Stores - 0.94%
 Wal-Mart Stores, Inc.  ..................   175,000    8,443,750

Heavy Construction, Except Building - 1.01%
 Halliburton Company  ....................   200,000    9,050,000

Holding and Other Investment Offices - 0.75%
 Berkshire Hathaway Inc., Class B*  ......     3,000    6,720,000

Industrial Machinery and Equipment - 5.91%
 Apple Computer, Inc.*  ..................   225,000   10,434,375
 Applied Materials, Inc.*  ...............   200,000   14,768,750
 Dell Computer Corporation*  .............   375,000   13,863,281
 EMC Corporation*  .......................   250,000   13,750,000
   Total .................................             52,816,406

Instruments and Related Products - 1.70%
 Boston Scientific Corporation*  .........   200,000    8,787,500
 Guidant Corporation  ....................   125,000    6,429,688
   Total .................................             15,217,188

Insurance Carriers - 3.21%
 Chubb Corporation (The)  ................   100,000    6,950,000
 Equitable Companies Inc. (The)  .........   150,000   10,050,000
 Hartford Financial Services Group
   Inc. (The) ............................   200,000   11,662,500
   Total .................................             28,662,500

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Motion Pictures - 1.65%
 AT&T Corp. - Liberty Media Group,
   Class A* ..............................   200,000 $  7,350,000
 Time Warner Incorporated  ...............   100,000    7,350,000
   Total .................................             14,700,000

Nondepository Institutions - 2.83%
 Fannie Mae  .............................   200,000   13,675,000
 Freddie Mac  ............................   200,000   11,600,000
   Total .................................             25,275,000

Oil and Gas Extraction - 4.32%
 Apache Corporation  .....................   200,000    7,800,000
 Basin Exploration, Inc.*  ...............   250,000    5,039,062
 Burlington Resources Incorporated  ......   300,000   12,975,000
 Schlumberger Limited  ...................   200,000   12,737,500
   Total .................................             38,551,562

Petroleum and Coal Products - 2.74%
 Exxon Corporation  ......................   200,000   15,425,000
 Royal Dutch Petroleum Company  ..........   150,000    9,037,500
   Total .................................             24,462,500

Printing and Publishing - 0.69%
 McGraw-Hill Companies, Inc. (The)  ......   115,000    6,202,813

Security and Commodity Brokers - 2.57%
 Charles Schwab Corporation (The)  .......   100,000   10,987,500
 Merrill Lynch & Co., Inc.  ..............   150,000   11,990,625
   Total .................................             22,978,125

Transportation by Air - 1.89%
 Northwest Airlines Corporation,
   Class A* ..............................   200,000    6,487,500
 UAL Corporation*  .......................   160,000   10,400,000
   Total .................................             16,887,500

Transportation Equipment - 0.89%
 General Motors Corporation  .............   120,000    7,920,000

Wholesale Trade -- Nondurable Goods - 1.44%
 Cardinal Health, Inc.  ..................   200,000   12,825,000

TOTAL COMMON STOCKS - 83.76%                         $748,234,844
 (Cost: $604,001,642)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Communication - 0.54%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................   $ 3,000 $  3,393,270
 Southwestern Bell Telephone Company,
   5.77%, 10-14-2003 .....................     1,500    1,456,320
   Total .................................              4,849,590

Depository Institutions - 0.27%
 Wachovia Corporation,
   6.25%, 8-4-2008 .......................     2,500    2,383,875

Electric, Gas and Sanitary Services - 0.11%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust PG&E-1,
   6.42%, 9-25-2008 ......................     1,000      994,480

Food and Kindred Products - 0.56%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-2036 ......................     5,000    5,041,550

Miscellaneous Manufacturing Industries - 0.27%
 Tyco International Group S.A.,
   6.375%, 6-15-2005 .....................     2,500    2,445,325

Nondepository Institutions - 0.38%
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     3,000    3,355,620

Transportation by Air - 0.43%
 Southwest Airlines Co.,
   7.875%, 9-1-2007 ......................     3,650    3,821,441

United States Postal Service - 0.25%
 Postal Square Limited Partnership,
   8.95%, 6-15-2022 ......................     1,868    2,226,953

TOTAL CORPORATE DEBT SECURITIES - 2.81%              $ 25,118,834
 (Cost: $24,581,319)

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
OTHER GOVERNMENT SECURITY - 0.35%
Supranational
 International Bank for Reconstruction and
   Development,
   9.25%, 7-15-2017 ......................   $ 2,500 $  3,143,825
 (Cost: $2,498,292)

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   6.51%, 5-6-2008 .......................     7,500    7,313,700
   6.19%, 7-7-2008 .......................     5,000    4,789,850
 Government National Mortgage Association,
   6.5%, 8-15-2028 .......................    13,100   12,596,260
 National Archives Facility Trust,
   8.5%, 9-1-2019 ........................     4,161    4,780,051
 United States Treasury:
   7.875%, 11-15-2004 ....................    10,000   10,937,500
   6.5%, 10-15-2006 ......................    40,000   41,300,000
   0.0%, 2-15-2019 .......................    20,000    5,814,800
   7.25%, 8-15-2022 ......................     8,000    8,957,520

TOTAL UNITED STATES GOVERNMENT SECURITIES - 10.80%    $96,489,681
 (Cost: $96,723,673)

TOTAL SHORT-TERM SECURITIES - 1.54%                  $ 13,738,000
 (Cost: $13,738,000)

TOTAL INVESTMENT SECURITIES - 99.26%                 $886,725,184
 (Cost: $741,542,926)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.74%       6,610,392

NET ASSETS - 100.00%                                 $893,335,576







                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED RETIREMENT SHARES, INC.
JUNE 30, 1999


Notes to Schedule of Investments

*No dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $886,725
 Cash   ............................................            7
 Receivables:
   Investment securities sold ......................       26,577
   Dividends and interest ..........................        2,017
   Fund shares sold ................................        1,007
 Prepaid insurance premium .........................            9
                                                         --------
    Total assets  ..................................      916,342
                                                         --------
Liabilities
 Payable for investment securities purchased  ......       21,339
 Payable to Fund shareholders  .....................        1,230
 Accrued service fee (Note 2)  .....................          165
 Accrued transfer agency and
   dividend disbursing (Note 2) ....................          125
 Accrued distribution fee (Note 2)  ................           23
 Accrued management fee (Note 2)  ..................           17
 Accrued accounting services fee (Note 2)  .........            7
 Other  ............................................          100
                                                         --------
    Total liabilities  .............................       23,006
                                                         --------
      Total net assets .............................     $893,336
                                                         ========

Net Assets
 $1.00 par value capital stock
   Capital stock ...................................     $ 90,743
   Additional paid-in capital.......................      566,647
 Accumulated undistributed income:
   Accumulated undistributed net investment income .        1,633
   Accumulated undistributed net realized
    gain on investment transactions  ...............       89,131
   Net unrealized appreciation in value of
    investments  ...................................      145,182
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $893,336
                                                         ========
Capital shares outstanding
 Class A  ..........................................       90,403
 Class Y  ..........................................          340
Capital shares authorized ..........................      300,000
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $9.84
 Class Y  ..........................................        $9.85

                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................     $ 18,187
   Dividends .......................................        6,568
                                                         --------
    Total income  ..................................       24,755
                                                         --------
 Expenses (Note 2):
   Investment management fee .......................        4,421
   Service fee - Class A............................        1,832
   Transfer agency and dividend disbursing - Class A        1,226
   Distribution fee - Class A.......................          165
   Accounting services fee .........................           85
   Custodian fees ..................................           59
   Audit fees ......................................           13
   Legal fees ......................................           12
   Shareholder servicing - Class Y .................            5
   Other ...........................................          249
                                                         --------
    Total expenses  ................................        8,067
                                                         --------
      Net investment income ........................       16,688
                                                         --------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................       89,901
 Realized net loss on foreign currency
   transactions ....................................          (12)
                                                         --------
   Realized net gain on investments ................       89,889
 Unrealized depreciation in value of investments
   during the period ...............................       (5,039)
                                                         --------
    Net gain on investments  .......................       84,850
                                                         --------
      Net increase in net assets resulting
       from operations  ............................     $101,538
                                                         ========


                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                        For the fiscal year ended
                                                    June 30,
                                        -------------------------
                                              1999        1998
Increase in Net Assets                  ------------  -----------
 Operations:
   Net investment income ...............    $ 16,688     $ 19,939
   Realized net gain on investments ....      89,889       65,705
   Unrealized appreciation
    (depreciation)  ....................      (5,039)      18,773
                                            --------     --------
    Net increase in net assets
      resulting from operations ........     101,538      104,417
                                            --------     --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ...........................     (15,950)     (20,761)
    Class Y  ...........................         (74)         (88)
   Realized gains on securities transactions:
    Class A  ...........................     (32,461)     (66,648)
    Class Y  ...........................        (138)        (271)
                                            --------     --------
                                             (48,623)     (87,768)
 Capital share transactions:                --------     --------
   Proceeds from sale of shares:
    Class A (10,309,331 and 10,522,139
      shares, respectively) ............      93,629       96,683
    Class Y (230,169 and 61,007
      shares, respectively) ............       2,066          570
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (5,446,253 and
      9,995,667 shares, respectively) ..      48,028       87,119
    Class Y (24,055 and 41,126
      shares, respectively) ............         212          359
   Payments for shares redeemed:
    Class A (14,310,457 and 9,861,351
      shares, respectively) ............    (129,651)     (90,559)
    Class Y (242,942 and 107,103
      shares, respectively) ............      (2,200)        (990)
                                            --------     --------
      Net increase in net assets
       resulting from capital
       share transactions  .............      12,084       93,182
                                            --------     --------
       Total increase  .................      64,999      109,831
Net Assets
 Beginning of period  ..................     828,337      718,506
                                            --------     --------
 End of period, including undistributed
   net investment income of $1,633
   and $981, respectively ..............    $893,336     $828,337
                                            ========     ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                               For the fiscal year ended June 30,
                               ----------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $9.28  $9.14   $8.72  $8.26   $7.64
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........            .19    .24     .27    .26     .24
 Net realized and
   unrealized gain
   on investments ..            .92    .99    1.08    .94     .86
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           1.11   1.23    1.35   1.20    1.10
                              -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........          (0.18) (0.25)  (0.27) (0.27)  (0.22)
 From capital gains           (0.37) (0.84)  (0.66) (0.47)  (0.26)
                              -----  -----   -----  -----   -----
Total distributions.          (0.55) (1.09)  (0.93) (0.74)  (0.48)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $9.84  $9.28   $9.14  $8.72   $8.26
                              =====  =====   =====  =====   =====
Total return* ......          12.75% 14.45%  16.70% 14.93%  15.07%
Net assets, end of
 period (in millions)          $890   $825    $716   $607    $528
Ratio of expenses to
 average net assets            0.99%  0.93%   0.92%  0.89%   0.89%
Ratio of net
 investment income
 to average net
 assets  ...........           2.04%  2.57%   3.12%  3.01%   3.04%
Portfolio turnover
 rate  .............         122.58% 53.52%  39.55% 42.05%  48.62%

   *Total return calculated without taking into account the sales load deducted on an initial purchase.

                            See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                               For the fiscal              period
                             year ended June 30,         from 2/27/96*
                             ---------------------        through
                               1999   1998    1997        6/30/96
                             ------ ------  ------       --------
Net asset value,
 beginning of period          $9.28  $9.14   $8.72          $8.68
                              -----  -----   -----          -----
Income from investment
 operations:
 Net investment
   income ..........            .20    .25     .29            .10
 Net realized and
   unrealized gain
   on investments ..            .94    .99    1.07            .06
                              -----  -----   -----          -----
Total from investment
 operations ........           1.14   1.24    1.36            .16
                              -----  -----   -----          -----
Less distributions:
 From net investment
   income...........          (0.20) (0.26)  (0.28)         (0.12)
 From capital gains           (0.37) (0.84)  (0.66)         (0.00)
                              -----  -----   -----          -----
Total distributions.          (0.57) (1.10)  (0.94)         (0.12)
                              -----  -----   -----          -----
Net asset value,
 end of period  ....          $9.85  $9.28   $9.14          $8.72
                              =====  =====   =====          =====
Total return .......          13.11% 14.62%  16.87%          1.91%
Net assets, end of
 period (in
 millions)  ........             $3     $3      $3             $2
Ratio of expenses
 to average net
 assets ............           0.75%  0.79%   0.78%          0.71%**
Ratio of net
 investment income
 to average net
 assets ............           2.32%  2.71%   3.28%          3.36%**
Portfolio
 turnover rate .....         122.58% 53.52%  39.55%         42.05%**

 *Commencement of operations.
 **Annualized.
                       See notes to financial statements.

UNITED RETIREMENT SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

NOTE 1 -- Significant Accounting Policies

     United Retirement Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide the highest long-term total investment return as is, in the opinion of management, consistent with reasonable safety of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 1999, $12,239 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. Until June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of
 .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. Beginning June 30, 1999, the fee is payable by the Fund at the annual rates of:
0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,706,305, out of which W&R paid sales commissions of $1,569,670 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $30,133, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $850,375,395 while proceeds from maturities and sales aggregated $730,709,860. Purchases of short-term and U.S. Government securities aggregated $1,440,556,364 and $146,118,239, respectively. Proceeds from maturities and sales of short-term and U.S. Government securities aggregated $1,529,115,090 and $203,784,741, respectively.

     For Federal income tax purposes, cost of investments owned at June 30, 1999 was $741,707,108, resulting in net unrealized appreciation of $145,018,076, of which $151,524,368 related to appreciated securities and $6,506,292 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $89,301,916 during its fiscal year ended June 30, 1999, which will be distributed to Fund's shareholders.

NOTE 5 -- Multiclass Operations

  On October 7, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Retirement Shares, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Retirement Shares, Inc. (the "Fund") as of June 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Retirement Shares, Inc. as of June 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
August 6, 1999

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                  PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------
                  For Individuals        For Corporations
                  -----------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   -------- ----------------------------
                                    Class A
09-11-98  $0.0500 $0.0500    $0.0000  $0.0169   $0.0331   $0.0000
12-16-98   0.4420  0.0700     0.3720   0.0221    0.0479    0.3720
03-10-99   0.0400  0.0400     0.0000   0.0163    0.0237    0.0000
06-09-99   0.0200  0.0200     0.0000   0.0082    0.0118    0.0000
           ------ -------    -------  -------   -------   -------
Total     $0.5520 $0.1800    $0.3720  $0.0635   $0.1165   $0.3720
           ====== =======    =======  =======   =======   =======

                                    Class Y
09-11-98  $0.0530 $0.0530    $0.0000  $0.0179   $0.0351   $0.0000
12-16-98   0.4480  0.0760     0.3720   0.0241    0.0519    0.3720
03-10-99   0.0440  0.0440     0.0000   0.0179    0.0261    0.0000
06-09-99   0.0270  0.0270     0.0000   0.0110    0.0160    0.0000
           ------ -------    -------  -------   -------   -------
Total     $0.5720 $0.2000    $0.3720  $0.0709   $0.1291   $0.3720
           ====== =======    =======  =======   =======   =======


CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from the Fund.

                       Shareholder Meeting Results

A special meeting of United Retirement Shares, Inc. was held on June 22, 1999. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors:

                                                    Broker
                                For    Withheld   Non-Votes*
J. Concannon             45,941,173   1,401,755       0
J. Dillingham            45,919,021   1,423,907       0
D. Gardner               45,885,435   1,457,493       0
L. Graves                45,914,244   1,428,684       0
J. Harroz, Jr.           45,874,198   1,468,730       0
J. Hayes                 45,788,010   1,554,918       0
R. Hechler               45,904,982   1,437,946       0
H. Herrmann              45,918,180   1,424,748       0
G. Johnson               45,770,798   1,572,130       0
W. Morgan                45,875,080   1,467,848       0
R. Reimer                45,860,907   1,482,021       0
F. Ross, Jr.             45,934,091   1,408,837       0
E. Schwartz              45,898,436   1,444,492       0
K. Tucker                45,927,896   1,415,032       0
F. Vogel III             45,928,846   1,414,082       0

Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            45,150,428      429,447   1,763,053       0

Item 3. To approve or disapprove the amendment to the Fund's investment management agreement with Waddell & Reed Investment Management Company:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            42,310,417    2,859,035   2,142,268     31,208

Item 4. To approve or disapprove amendment of the Fund's policy regarding securities lending:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            42,275,580    2,150,542   2,885,598     31,208

Item 5. To approve or disapprove the Fund's Articles of Incorporation to change the par value of Fund shares to $0.001:

                                                    Broker
                   For      Against     Abstain   Non-Votes*
            42,613,816    1,456,568   3,272,544       0

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

This report is submitted for the general information of the shareholders of United Retirement Shares, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Retirement Shares, Inc. current prospectus.



For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Charles W. Hooper, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary

THE UNITED GROUP OF MUTUAL FUNDS


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.











------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1007A(6-99)
printed on recycled paper